File No. 811-5270
                                                                    33-16338
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

     Pre-Effective Amendment No.                                      [  ]


     Post-Effective Amendment No. 72                                  [ X ]


                         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]


     Amendment No. 72                                                 [ X ]


                      (Check appropriate box or boxes.)

                       THE DREYFUS/LAUREL FUNDS, INC.
             ___________________________________________________
             (Exact Name of Registrant as Specified in Charter)

               c/o The Dreyfus Corporation
               200 Park Avenue, New York, New York  10166
               (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                           The Dreyfus Corporation
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----


       X  on June 1, 1999 pursuant to paragraph (b)
     ----


          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:
          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     The following post-effective amendment to the Registrant's Registration Statement on Form N-1A relates only to Dreyfus Premier Tax Managed Growth Fund and does not affect the Registration Statement of the following series of the Registrant:

                       DREYFUS BOND MARKET INDEX FUND
             DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
            DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
                        DREYFUS MONEY MARKET RESERVES
                           DREYFUS MUTUAL RESERVES
                   DREYFUS BASIC S&P 500 STOCK INDEX FUND
                       DREYFUS U.S. TREASURY RESERVES
                 DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
                        DREYFUS PREMIER BALANCED FUND
                  DREYFUS PREMIER LIMITED TERM INCOME FUND
                  DREYFUS PREMIER SMALL COMPANY STOCK FUND
                      DREYFUS PREMIER MIDCAP STOCK FUND
                  DREYFUS PREMIER LARGE COMPANY STOCK FUND
                    DREYFUS PREMIER SMALL CAP VALUE FUND
                       DREYFUS DISCIPLINED STOCK FUND
                   DREYFUS DISCIPLINED SMALLCAP STOCK FUND
                        DREYFUS TAX-SMART GROWTH FUND


Dreyfus Premier Tax Managed Growth Fund

Investing in large-cap stocks for long-term capital appreciation while minimizing taxable gains and income

PROSPECTUS June 1, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

Dreyfus Premier Tax Managed Growth Fund
                                           ---------------------------------

                                           Ticker Symbols  CLASS A: DTMGX

                                                           CLASS B: DPTMX

                                                           CLASS C: DPTAX

                                                             CLASS T: N/A

Contents

The Fund
-------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          1

Expenses                                                                  2

Management                                                                3

Financial Highlights                                                      5

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          7

Distributions and Taxes                                                   9

Services for Fund Investors                                              10

Instructions for Regular Accounts                                        11

Instructions for IRAs                                                    12

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks and employs a tax-managed strategy. The fund focuses on "blue chip" companies with market capitalizations of more than $5 billion.

In choosing stocks, the fund first identifies eco- nomic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a "buy-and-hold" investment strategy and normally seeks to keep the annual portfolio turnover rate below 15%. The fund also emphasizes investments in equities of high qual-ity companies, generally with relatively low yields. The fund may sell underperforming securities to realize capital losses to offset capital gains, and invest in companies that use share-repurchase programs to return excess cash to shareholders.

Concepts to understand

TAX-MANAGED STRATEGY: an approach to managing a fund that seeks to reduce current tax liabilities. The fund seeks to minimize taxable distributions, particularly short-term capital gains and current income, which are taxed at a higher rate than long-term capital gains. For example, when selling securities, the fund generally will select those shares bought at the highest price to minimize capital gains. When this would produce short-term capital gains, however, the fund may sell those highest-cost shares with a long-term holding period.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing smaller companies). Moreover, since the fund holds large positions in a relatively small number of stocks, it can be volatile when the large-capitalization sector of the market is out of favor with investors.

Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately -- even if earnings showed an absolute increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Other potential risks

The fund may invest up to 10% of its assets in foreign securities, which involve additional risks compared to U.S. securities. These include less liquidity, political and economic instability, a lack of adequate company information and changes in currency exchange rates.

The fund may invest in derivatives and write (i.e. sell) covered call option contracts. These practices can be used to hedge the fund's portfolio and also to increase returns. They may sometimes reduce returns or increase volatility.


PAST PERFORMANCE

The tables below show some of the risks of investing in the fund. The first table shows the performance of the fund's Class A shares for calendar year 1998. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the fund's performance over time to that of the S&P 500((reg.tm)), a widely recognized unmanaged index of stock performance. These returns include applicable sales loads and the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

29.14
98

BEST QUARTER:                    Q4 '98                      +20.53%

WORST QUARTER:                   Q3 '98                       -9.73%

THE YEAR-TO-DATE TOTAL RETURN AS OF 3/31/99 WAS 2.92%


--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                   Since

                              Inception date                             1 Year                                  inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                          (11/4/97)                               21.69%                                   20.44%

CLASS B                          (11/4/97)                               24.22%                                   22.45%

CLASS C                          (11/4/97)                               27.14%                                   25.71%

CLASS T                          (11/4/97)                               23.03%                                   21.49%

S&P 500                                                                  28.60%                                   30.86%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/97 IS USED AS THE
BEGINNING VALUE ON 11/4/97.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund       1






<PAGE 1>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee table

                                                                           CLASS A         CLASS B        CLASS C        CLASS T
---------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                      5.75           NONE           NONE           4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                           NONE*          4.00           1.00           NONE*
---------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                               1.10           1.10           1.10           1.10

Rule 12b-1 fee                                                                 .25           1.00           1.00            .50

Other expenses                                                                 .00            .00            .00            .00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                         1.35           2.10           2.10           1.60

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                              1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $705                $978                 $1,272               $2,105

CLASS B
WITH REDEMPTION                                $613                $958                 $1,329               $2,064**

WITHOUT REDEMPTION                             $213                $658                 $1,129               $2,064**

CLASS C
WITH REDEMPTION                                $313                $658                 $1,129               $2,431
WITHOUT REDEMPTION                             $213                $658                 $1,129               $2,431

CLASS T                                        $605                $932                 $1,282               $2,265

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to The Dreyfus Corporation for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

RULE 12B-1 FEE: the fee paid out of fund assets (attributable to appropriate share classes) for promotional expenses and shareholder service. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

2





<PAGE 2>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in more than 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Bank Corporation, a broad-based financial services company with a bank at its core. With more than $389 billion of assets under management and $1.9 trillion of assets under administration and custody, Mellon provides a full range of banking, investment and trust products and services to individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


During the past fiscal year, the fund paid Dreyfus an investment advisory fee at the annual rate of 1.10% of the fund's average daily net assets.



Dreyfus has engaged Fayez Sarofim & Co., located at Two Houston Center, Suite 2907, Houston, Texas 77010, to serve as the fund's sub-investment adviser. Sarofim, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments. As of March 31, 1999, Sarofim managed approximately $7 billion in assets for five other registered investment companies and provided investment advisory services to discretionary accounts having aggregate assets of approximately $50 billion.


Fayez Sarofim, President and Chairman of Sarofim, is the fund's primary portfolio manager. Mr. Sarofim founded Fayez Sarofim & Co. in 1958.


Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.



Related performance information

This section contains performance information derived from historical composite performance of Equity Fund Private Accounts currently managed by Fayez Sarofim & Co. This information can be useful to investors in deciding whether to purchase fund shares. THE PERFORMANCE OF THE PRIVATE ACCOUNTS SHOULD NOT BE USED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE, NOR BE CONSIDERED INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND.

The Private Accounts composing the Equity Fund Composite have investment objectives, policies, and strategies substantially similar to those of the fund. The fund seeks long-term capital appreciation by investing mainly in high quality, low-dividend-yielding domestic companies that do business globally. The fund also seeks to minimize taxable distributions to shareholders annually. In seeking to achieve each objective, Sarofim employs its "buy-and-hold" investment strategy, which entails minimizing annual portfolio turnover (generally, to 15% or less annually). The "buy-and-hold" approach can be expected to minimize taxable distributions arising from the frequent purchase and sale of portfolio securities.

The Equity Fund Composite consists of 270 fee-paying, tax-exempt portfolios managed by Sarofim or its affiliates. While these Private Accounts are not expressly managed to minimize distributions, the same "buy-and-hold" investment strategy used for the fund is employed in managing the Private Accounts. Although the "buy-and-hold" strategy is the primary means by which the fund seeks to achieve its tax-managed objective, the fund may also seek to achieve that objective by selling higher-priced securities to realize a lower gain when it does sell securities, or by selling securities at a loss to offset previously realized gains. Because the Private Accounts are not subject to the same express tax-managed objective as the fund, Sarofim may or may not take these latter considerations into account in selling securities from the Private Accounts. However, if Sarofim is successful in maintaining very low portfolio turnover annually, the Private Accounts, like the funds, can be expected to achieve a relatively high "tax-efficiency."

The Fund       3



<PAGE 3>

MANAGEMENT (CONTINUED)

The Private Accounts are not registered under the Investment Company Act of 1940, so they are not subject to the same securities and tax law restrictions as the fund. If the fund were subject to these restrictions, their performance might have been adversely affected. The performance results of the Private Accounts have been prepared in accordance with Performance Presentation Standards of the Association for Investment Management and Research. The performance results of the Private Accounts would have been lower had applicable management fees been reflected or had they been subject to the fees and expenses incurred by the fund.


For comparative purposes, because the Equity Fund Composite is calendar-year based, this section also includes the fund's performance (i) adjusted for maximum applicable sales loads and (ii) at net asset value, each as of December 31, 1998.



Related performance information -- Fayez Sarofim Equity Fund Composite

COMPOSITE PERFORMANCE COMPARISON


ANNUAL RETURNS                   1989      1990     1991     1992     1993     1994     1995     1996      1997    1998
---------------------------------------------------------------------------------------------------------------------------------
EQUITY FUND COMPOSITE            36.2%      2.0%    39.0%     5.0%     1.4%     4.8%    39.2%    28.0%    31.7%     28.6%

S&P 500 ((+))                    31.5%     -3.1%    30.4%     7.6%    10.1%     1.3%    37.5%    22.9%    33.3%     28.6%


+ THE S&P 500 IS A WIDELY RECOGNIZED UNMANAGED INDEX OF STOCK PERFORMANCE.



Average annual total returns for the fund

AS OF DECEMBER 31, 1998

                                                                Since

                                              1 Year          inception
-----------------------------------------------------------------------------

CLASS A (NAV)                                  29.14%          26.73%
CLASS A (5.75% max. load)                      21.69%           20.44%

CLASS B (NAV)                                  28.22%          25.78%
CLASS B (4.0% max. CDSC)                       24.22%           22.45%

CLASS C (NAV)                                  28.14%          25.71%
CLASS C (1.0% max. CDSC)                       27.14%           25.71%

CLASS T (NAV)                                  28.13%           26.42%

CLASS T (4.50% max load)                       23.03%           21.49%

S&P 500                                        28.60%           30.86%

Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

4




<PAGE 4>

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal period indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These financial highlights have been independently audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                                            PERIOD ENDED
                                                                                                             OCTOBER 31,
CLASS A                                                                                                         1998(1)
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
Net asset value, beginning of period                                                                              12.50

Investment operations:  Investment income (loss) -- net                                                             .05

                         Net realized and unrealized gain (loss) on investments                                    2.23

 Total from investment operations                                                                                  2.28

 Distributions:          Dividends from investment income -- net                                                  (.01)

 Net asset value, end of period                                                                                   14.77

 Total return (%)(2)                                                                                            18.26(3)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                      1.34(3)

Ratio of net investment income (loss) to average net assets (%)                                                   .52(3)

Portfolio turnover rate (%)                                                                                       .05(3)
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                            30,428

(1)  FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

                                                                                                            PERIOD ENDED
                                                                                                             OCTOBER 31,
CLASS B                                                                                                        1998(1)
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                              12.50

Investment operations:  Investment income (loss) -- net                                                            (.02)

                         Net realized and unrealized gain (loss) on investments                                    2.19

 Total from investment operations                                                                                  2.17

 Distributions:          Dividends from investment income -- net                                                     --

 Net asset value, end of period                                                                                   14.67

 Total return (%)(2)                                                                                            17.36(3)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                      2.09(3)

Ratio of net investment income (loss) to average net assets (%)                                                 (.27)(3)

Portfolio turnover rate (%)                                                                                       .05(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                          72,347

(1)  FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

The Fund       5



<PAGE 5>

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                           PERIOD ENDED
                                                                                                            OCTOBER 31,
CLASS C                                                                                                        1998(1)
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                              12.50

Investment operations:  Investment income (loss) -- net                                                            (.02)

                         Net realized and unrealized gain (loss) on investments                                    2.18

 Total from investment operations                                                                                  2.16

 Distributions:          Dividends from investment income -- net                                                     --

 Net asset value, end of period                                                                                   14.66

 Total return (%)(2)                                                                                            17.36(3)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                      2.09(3)

Ratio of net investment income (loss) to average net assets (%)                                                 (.26)(3)

Portfolio turnover rate (%)                                                                                       .05(3)
--------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                           21,244

(1)  FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

                                                                                                            PERIOD ENDED
                                                                                                             OCTOBER 31,
CLASS T                                                                                                        1998(1)
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                              12.50

Investment operations:  Investment income (loss) -- net                                                             .03

                         Net realized and unrealized gain (loss) on investments                                    2.22

 Total from investment operations                                                                                  2.25

 Distributions:          Dividends from investment income -- net                                                  (.01)

 Net asset value, end of period                                                                                   14.74

 Total return (%)(2)                                                                                            17.97(3)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                      1.59(3)

Ratio of net investment income (loss) to average net assets (%)                                                   .25(3)

Portfolio turnover rate (%)                                                                                       .05(3)
--------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                            4,501

(1)  FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

6

<PAGE 6>


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a CDSC.

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

* CLASS T shares have a lower front-end load and a higher Rule 12b-1 fee than Class A shares

Your financial representative can help you choose the share class that is appropriate for you.

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Because Class A has lower expenses than Class T, if you invest $1 million or more in the fund you should consider buying Class A shares.
--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                    Sales charge                              Sales charge
                                                    deducted as a %                           as a % of your
Your investment                                     of offering price                         net investment
---------------------------------------------------------------------------------------------------------------------------------

                                                     Class                Class                Class                Class
                                                     A                    T                    A                    T
---------------------------------------------------------------------------------------------------------------------------------
Up to $49,999                                        5.75%                4.50%                6.10%                4.70%

$50,000 -- $99,999                                   4.50%                4.00%                4.70%                4.20%

$100,000 -- $249,999                                 3.50%                3.00%                3.60%                3.10%

$250,000 -- $499,999                                 2.50%                2.00%                2.60%                2.00%

$500,000 -- $999,999                                 2.00%                1.50%                2.00%                1.50%

$1 million or more*                                  0.00%                0.00%                0.00%                0.00%

* A 1.00% contingent deferred sales charge may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares carry an annual Rule 12b-1 fee of 0.25%, and Class T shares carry an annual Rule 12b-1 fee of 0.50%, of the respective class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                 Contingent deferred sales charge
Time since you bought            as a % of your initial investment or
the shares you are selling       your redemption (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                    4.00%

2 -- 4 years                     3.00%

4 -- 5 years                     2.00%

5 -- 6 years                     1.00%

More than 6 years                Shares will automatically
                                 convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.

Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares in this fund or any other Dreyfus Premier fund sold with a sales load (that you already own) to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

Your Investment       7




<PAGE 7>

ACCOUNT POLICIES (CONTINUED)

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the NAV next calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

ORDERS TO BUY AND SELL SHARES RECEIVED BY DEALERS by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR

DREYFUS AUTOMATIC                  $100               $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and T shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult the Statement of Additional Information for details.

BEFORE SELLING RECENTLY PURCHASED SHARES, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

*  requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

8



<PAGE 8>

General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*   change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

DISTRIBUTIONS AND TAXES

THE FUND GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for
distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

The fund may not be suitable for individual retirement accounts (IRAs) and other qualified retirement plans whose income is not subject to current federal tax. At the same time, the fund is not a tax-exempt fund and may earn and distribute taxable income and realize and distribute capital gains from time to time.

Except for tax-deferred accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table above is a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

Your Investment       9




<PAGE 9>

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Dreyfus fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from one Dreyfus fund into
                                another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
on Class B shares, as long as the amounts withdrawn do not exceed 12% annually of the account value at the time the shareholder elects to participate in the plan.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of other funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

10




<PAGE 10>

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund
P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Name of Fund P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


           By Telephone

   WIRE  Have your bank send your
investment to Boston Safe Deposit & Trust Co., with these instructions:

   * ABA# 011001234

   * DDA# 044350

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:

* ABA# 011001234

* DDA# 044350

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but before your account number insert "4500" for Class A, "4510" for Class B, "4520" for Class C, or "4530" for Class T.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other  documentation, if required (see page 8).

Mail your request to: The Dreyfus Family of Funds P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.


AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment       11








<PAGE 11>

INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check to: The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427 Attn: Institutional Processing


           By Telephone


WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:

* ABA# 011001234

* DDA# 044350

* the fund name

* the share class * your account number

* name of investor

* the contribution year

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but before your account number insert "4500" for Class A, "4510" for Class B, "4520" for Class C, or "4530" for Class T.

            Automatically

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see page 8).

Mail in your request to: The Dreyfus Trust Company P.O. Box 6427, Providence, RI 02940-6427 Attn: Institutional Processing


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

The fund may not be suitable for individual retirement accounts (IRAs) and other qualified retirement plans whose income is not subject to current federal tax.

12








<PAGE 12>

[Application p 1 here]

[Application p 2 here]

NOTES

NOTES

NOTES

For More Information

Dreyfus Premier Tax Managed Growth Fund

A Series of The Dreyfus/Laurel Funds, Inc.
--------------------------------------

SEC file number:  811-5270

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 1999 Dreyfus Service Corporation
149P0699

____________________________________________________________________________
                  D1REYFUS PREMIER TAX MANAGED GROWTH FUND
                CLASS A, CLASS B, CLASS C AND CLASS T SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                JUNE 1, 1999
____________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Premier Tax Managed Growth Fund (the "Fund"), dated June 1, 1999, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc., an open-end management investment company (the "Company"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

          Call Toll Free 1-800-554-4611
          In New York City -- Call 1-718-895-1206
          Outside the U.S. -- Call 516-794-5452


                              TABLE OF CONTENTS
                                                             Page

Description of The Fund                                      B-2
Management of The Fund                                       B-9
Management Arrangements                                      B-9
Purchase of Shares                                           B-9
Distribution and Service Plans                               B-9
Redemption of Shares                                         B-9
Shareholder Services                                         B-9
Additional Information About Purchases,
Exchanges and Redemptions                                    B-9
Determination of Net Asset Value                             B-9
Dividends, Other Distributions and Taxes                     B-9
Portfolio Transactions                                       B-9
Performance Information                                      B-9
Information About the Fund/Company                           B-9
Transfer and Dividend Disbursing
  Agent, Custodian, Counsel\And Independent Auditors         B-9
Financial Statements                                         B-9
Appendix                                                     B-9
                           DESCRIPTION OF THE FUND

     The following information supplements and should be read in conjunction with the sections of the Fund's Prospectus entitled "Goal/Approach," "Main Risks" and "Management."

     The Company is a Maryland corporation formed on August 6, 1987. Before October 17, 1994, the Company's name was The Laurel Funds, Inc. The Company is an open-end management investment company comprised of separate portfolios, including the Fund, each of which is treated as a separate fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager. Dreyfus has engaged Fayez Sarofim & Co. ("Sarofim") to serve as the Fund's sub-investment adviser and to provide day-to-day management of the Fund's investments, subject to the supervision of Dreyfus. Dreyfus and Sarofim are referred to collectively as the "Advisers."

Certain Portfolio Securities

     The following information regarding the securities that the Fund may purchase supplements that found in the Fund's Prospectus.

     American Depository Receipts and New York Shares. The Fund may invest in U.S. dollar-denominated American Depository Receipts ("ADRs") and New York Shares. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. New York Shares are securities of foreign companies that are issued for trading in the United States. ADRs and New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market. Investment in securities of foreign issuers presents certain additional risks. See "Foreign Securities."

     Bank Obligations. The Fund may purchase bankers' acceptances, certificates of deposit, time deposits, and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Included among such obligations are Eurodollar certificates of deposit ("ECDs"), Eurodollar time deposits ("ETDs") and Yankee Dollar certificates of deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks or issuers in the United States. See "Foreign Securities."

     Commercial Paper. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), F-1 by Fitch IBCA, Inc. or Duff-1 by Duff & Phelps Credit Rating Co.

     Convertible Securities. The Fund may purchase convertible securities, which are fixed-income securities such as bonds or preferred stock that may be converted into or exchanged for a specified number of shares of common stock of the same or a different issuer within a specified period of time and at a specified price or formula. Convertible securities are senior to common stock in a corporation's capital structure, but may be subordinated to non-convertible debt securities. Before conversion, convertible securities ordinarily provide a stable stream of income with yields generally higher than those on common stock, but lower than those on non-convertible debt securities of similar quality. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock rises, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Corporate Obligations. The Fund may invest in short-term corporate obligations rated at least Baa by Moody's or BBB by Standard & Poor's, or, if unrated, of comparable quality as determined by the Advisers. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics.
Further, while bonds rated BBB by Standard & Poor's exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. The Fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

     Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and
(c) U.S. Treasury bonds generally have maturities of greater than ten years.

     In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Small Business Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Fannie Mae). No assurance can be given that the U.S. Government will provide financial support to the agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

     Foreign Securities. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the return on such securities.

     Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. When purchasing securities that have not been registered under the Securities Act of 1933, and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting the sale. During any such period, the price of the securities will be subject to market fluctuations.

     Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities").
Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by the Advisers pursuant to guidelines established by the Board of Directors. The Board or the Advisers will monitor carefully the Fund's investments in such securities and consider the availability of reliable price information, the existence of a substantial market of qualified institutional buyers, trading activity and other relevant information in making such determinations.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.

     Municipal Obligations. The Fund may invest in short-term, investment grade municipal obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

     Preferred Stock. The Fund may also purchase preferred stock, which is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. In general, the market value of preferred stock is its "investment value," or its value as a fixed-income security. Accordingly, the market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, is also affected by the issuer's ability to make payments on the preferred stock.

     Warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

     Derivatives. The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Fund may invest in Derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can be volatile and increase the volatility of the Fund's net asset value ("NAV") per share, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. Derivatives involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance. If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     When required by the Securities and Exchange Commission ("SEC"), the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     Options--In General. The Derivatives the Fund may use include options. The Fund may write (i.e., sell) covered call option contracts with respect to specific securities to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. The principal reason for writing covered call options is to realize through the receipt of premiums a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised. A covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to the Advisers' ability to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent the Advisers' predictions are incorrect the Fund may incur losses.

     Other Investment Companies. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Investment Techniques

     In addition to the principal investment strategies discussed in the Fund's Prospectus, the Fund also may engage in the investment techniques described below. The Fund might not use, or may not have the ability to use, any of these strategies and there can be no assurance that any strategy that is used will succeed.

     Borrowing. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the money borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.
While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

     Certain Investments. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank, N.A. ("Mellon Bank"), an affiliate of Dreyfus, has a lending relationship.

     Master/Feeder Option. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Fund believes that the Company's Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Investment Restrictions

     Fundamental. The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

     2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities, except that the Fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     Non-fundamental. The Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Directors, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

     2. The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     3. The Fund will not purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.

     4. The Fund will not sell securities short, or purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and this Statement of Additional Information.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.

     If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.


                           MANAGEMENT OF THE FUND

Federal Law Affecting  Mellon Bank

     The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Directors would seek an alternative provider(s) of such services.

Directors and Officers

     The Company's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Company, on behalf of the Fund, and those companies that furnish services to the Fund. These companies are as follows:

     The Dreyfus Corporation                   Investment Adviser
     Premier Mutual Fund Services, Inc.               Distributor
     Dreyfus Transfer, Inc.                        Transfer Agent
     Mellon Bank                           Custodian for the Fund

     The Company has a Board composed of nine Directors. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk(*). Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and the Dreyfus High Yield Strategies Fund.

Directors of the Company


o+JOSEPH S. DIMARTINO.  Chairman of the Board of the Company.  Since January
     1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. He is also a Director of The Noel Group, Inc., a venture capital company (for which from February 1995 until November 1997, he was Chairman of the Board); The Muscular Dystrophy Association; HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly Belding Heminway Company, Inc.), a button packager and distributor; Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outservicing functions for small and medium sized companies; and Career Blazers, Inc. (formerly Staffing Resources) a temporary placement agency. For more than five years prior to January 1995, he was President, a director and, until August 24, 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Age: 55 years old. Address: 200 Park Avenue, New York, New York 10166.



o+JAMES M. FITZGIBBONS.  Director of the Company; Director, Lumber Mutual
     Insurance Company; Director, Barrett Resources, Inc.; Chairman of the Board, Davidson Cotton Company. Age: 64 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

o*J. TOMLINSON FORT.  Director of the Company; Of Counsel, Reed, Smith, Shaw
     & McClay (law firm). Age: 71 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o+ARTHUR L. GOESCHEL.  Director of the Company; Director, Calgon Carbon
     Corporation; Director, Cerex Corporation; former Chairman of the Board and Director, Rexene Corporation. Age: 77 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.


o+KENNETH A. HIMMEL.  Director of the Company; President & CEO, The
     Palladium Company; President & CEO, Himmel and Company, Inc.; CEO, American Food Management; former Director, The Boston Company, Inc. ("TBC"), an affiliate of Dreyfus, and Boston Safe Deposit and Trust Company. Age: 53 years old. Address: 625 Madison Avenue, New York, New York 10022.


o+STEPHEN J. LOCKWOOD.  Director of the Company, Chairman and CEO, LDG
     Reinsurance Corporation; Vice Chairman, HCCH.  Age:  52 years old.
     Address:  401 Edgewater Place, Wakefield, Massachusetts 01880.

o+JOHN J. SCIULLO.  Director of the Company; Dean Emeritus and Professor of
     Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; Member of Advisory Committee, Decedents Estates Laws of Pennsylvania. Age: 67 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.


o+ROSLYN M. WATSON.  Director of the Company; Principal, Watson Ventures,
     Inc.; Director, American Express Centurion Bank; Director,
     Harvard/Pilgrim Health Care, Inc.; Director, Massachusetts Electric Company; Director, the Hyams Foundation, Inc. Age: 49 years old.
     Address:  25 Braddock Park, Boston, Massachusetts 02116-5816.



o+BENAREE PRATT WILEY.  Director of the Company; President and CEO of The
     Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA; Trustee, Boston College; Trustee, WGBH
     Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First

     Albany Companies, Inc.; from April 1995 to March 1998, Director, TBC.
     Age: 53 years old. Address: 334 Boylston Street, Suite 400, Boston, Massachusetts 02146.

________________________________

*    "Interested person" of the Company, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.

Officers of the Company

#MARGARET W. CHAMBERS.  Vice President and Secretary of the Company. Senior
     Vice President and General Counsel of Funds Distributor, Inc. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Age: 39 years old.

#MARIE E. CONNOLLY.  President and Treasurer of the Company.  President,
     Chief Executive Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Age: 41 years old.

#DOUGLAS C. CONROY.  Vice President and Assistant Secretary of the Company.
     Assistant Vice President of Funds Distributor, Inc. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. Age: 30 years old.

#CHRISTOPHER J. KELLEY.  Vice President and Assistant Secretary of the
     Company.  Vice President and Senior Associate General Counsel of Funds
     Distributor, Inc.   From April 1994 to July 1996, Mr. Kelley was
     Assistant Counsel at Forum Financial Group.  Age:  34 years old.

#KATHLEEN K. MORRISEY. Vice President and Assistant Secretary of the
     Company. Manager of Treasury Services Administration of Funds Distributor, Inc. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. Age: 26 years old.

#MARY A. NELSON.  Vice President and Assistant Treasurer of the Company.
     Vice President of the Distributor and Funds Distributor, Inc. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for TBC. Age: 35 years old.

#STEPHANIE D. PIERCE.  Vice President, Assistant Treasurer and Assistant
     Secretary of the Company. Vice President and Client Development Manager of Funds Distributor, Inc. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was a Second Vice President with Chase Manhattan Bank. Age: 30 years old.

#GEORGE A. RIO.  Vice President and Assistant Treasurer of the Company.
     Executive Vice President and Client Service Director of Funds Distributor, Inc. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. Age: 44 years old.

#JOSEPH F. TOWER, III.  Vice President and Assistant Treasurer of the
     Company. Senior Vice President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc. From 1988 to August 1994, he was employed by TBC where he held various management positions in the Corporate Finance and Treasury areas. Age: 36 years old.

#ELBA VASQUEZ.  Vice President and Assistant Secretary of the Company.
     Assistant Vice President of Funds Distributor, Inc. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York, where she held various sales and marketing positions. Age: 37 years old.
________________________________
# Officer also serves as an officer for other investment companies advised by Dreyfus, including The Dreyfus/Laurel Funds Trust and The
 Dreyfus/Laurel Tax-Free Municipal Funds.

     The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.

     No officer or employee of the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. Effective July 1, 1998, the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act) $40,000 per annum, plus $5,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High
Yield Strategies Fund.   The compensation structure described in this
paragraph is referred to hereinafter as the "Current Compensation
Structure."

     In addition, the Company currently has three Emeritus Board members who are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members pursuant to the Current
Compensation Structure.

     Prior to July 1, 1998, the Dreyfus/Laurel Funds paid each Director/Trustee who was not an "interested person" of the Company (as defined in the 1940 Act) $27,000 per annum (and an additional $25,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds) and $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimbursed each such Director/Trustee for travel and out-of-pocket expenses (the "Former Compensation Structure").


     The aggregate amounts of fees and expenses received by each current Director from the Company for the fiscal year ended October 31, 1998, and from all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* during the year ended December 31, 1998, pursuant to the Former Compensation Structure for the period from November 1, 1997 through June 30, 1998 and the Current Compensation Structure for the period from July 1, 1998 through October 31, 1998, were as follows:




                                                         Total Compensation
                           Aggregate                     From the Company
Name of Board              Compensation                  and Fund Complex
Member                     From the Company#             Paid to Board Member

  Joseph S. DiMartino**    $17,710.00                    $619,660 (187)

  James M. Fitzgibbons     $17,710.00                    $60,010 (31)

  J. Tomlinson Fort***     none                          none (31)

  Arthur L. Goeschel       $18,376.67                    $61,010 (31)

  Kenneth A. Himmel        $14,793.34                    $50,260 (31)

  Stephen J. Lockwood      $15,043.34                    $51,010 (31)

  John J. Sciullo          $17,710.00                    $59,010 (31)

Roslyn M. Watson           $18,376.67                    $61,010 (31)

Benaree Pratt Wiley****    $12,194.38                    $49,628 (31)
____________________________
#  Amounts required to be paid by the Company directly to the non-interested
 Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $5,313.37 for the Company.
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Mr. DiMartino became Chairman of the Board of the Dreyfus/Laurel Funds on
 January 1, 1999.
***J. Tomlinson Fort is paid directly by Dreyfus for serving as a Board member of the Company and the funds in the Dreyfus/Laurel Funds and separately by the Dreyfus High Yield Strategies Fund. For the fiscal year ended October 31, 1998, the aggregate amount of fees received by J. Tomlinson Fort from Dreyfus for serving as a Board member of the Company was $17,710.00. For the year ended December 31, 1998, the aggregate amount of fees received by Mr. Fort for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Company) and Dreyfus High Yield Strategies Fund (for which payment is made directly by the fund) was $59,010.00. In addition, Dreyfus reimbursed Mr. Fort a total of $733.11 for expenses attributable to the Company's Board meetings which is not included in the $5,313.37 amount in note # above.
**** Payments to Ms. Wiley were for the period from April 23, 1998 (the date she was elected as a Board member) through October 31, 1998.


     The officers and Directors of the Company as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of May 6, 1999.


     Principal Shareholders. As of May 6, 1999, the following shareholder(s) owned beneficially or of record 5% or more of Class A of the
Fund: MLPF&S For The Sole Benefit of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484, 28.63%.


     As of May 6, 1999, the following shareholder(s) owned beneficially or of record 5% or more of Class B of the Fund: MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484, 35.90%.


     As of May 6, 1999, the following shareholder(s) owned beneficially or of record 5% or more of Class C of the Fund: MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484, 47.07%.



     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Expenses" and "Management."

     Dreyfus is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the 25 largest bank holding companies in the United States based on total assets.

     Dreyfus has engaged Sarofim, located at Two Houston Center, Suite 2907, Houston, Texas 77010, to serve as the Fund's sub-investment adviser. Sarofim, a registered investment adviser, was formed in 1958. As of December 31, 1998, Sarofim managed approximately $49 billion in assets for five other registered investment companies and numerous discretionary accounts and provided investment advisory services to six registered investment companies having aggregate assets of approximately $6.1 billion.

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus supervises and monitors the performance of Sarofim in making investment decisions for the Fund based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

     The Management Agreement will continue from year to year provided that a majority of the Directors who are not "interested persons" of the Company and either a majority of all Directors or a majority (as defined in the 1940
Act) of the shareholders of the Fund approve its continuance. The Management Agreement was last approved by the Board of Directors on February 4, 1999 to continue until April 4, 2000. The Company may terminate the Management Agreement upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon 60 days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman - Institutional and a director; Lawrence S. Kash, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President-Product Development; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Andrew S. Wasser, Vice-President-Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven
F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven Elliott, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


     Under Dreyfus' personal securities trading policy (the "Policy"), Dreyfus employees must preclear personal transactions in securities not exempt under the Policy. In addition, Dreyfus employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, Dreyfus portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.



     Sub-Investment Advisory Agreement. Sarofim, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and day-to-day management of the Fund's investments as well as investment research and statistical information, pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated October 23, 1997 between Sarofim and Dreyfus, subject to the overall authority of the Company's Board in accordance with Maryland law. The Sub-Advisory Agreement was approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Sub-Advisory Agreement, at a meeting held on February 4, 1999 and will continue in effect until April 4, 2000. The Sub-Advisory Agreement is subject to review and approval at least annually by the Board of Directors.

     The Sub-Advisory Agreement will continue from year to year provided that a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Company, Dreyfus, or Sarofim and either a majority of all Directors or a majority (as defined in the 1940 Act) of the shareholders of the Fund approve its continuance. The Sub-Advisory Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice,
(ii) by the Company's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Sarofim on not less than 90 days' notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

     The following persons are officers and/or directors of Sarofim:  Fayez
S. Sarofim, Chairman of the Board and President: Raye G. White, Executive Vice President, Secretary, Treasurer and a director; Russell M. Frankel, Russell B. Hawkins, William K. McGee, Jr., Charles E. Sheedy and Ralph Thomas, Senior Vice Presidents; and Nancy Daniel and James A. Reynolds, III, Vice Presidents.

     Sarofim provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and the approval of the Company's Board. Dreyfus and Sarofim provide the Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities. The Fund's principal portfolio manager is Fayez S. Sarofim, who is assisted by Russell B. Hawkins and Christopher Sarofim. Dreyfus and Sarofim also maintain research departments with professional staffs of portfolio managers and securities analysts who provide research services for the Fund and other funds advised by Dreyfus and Sarofim.

     Expenses. Under the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 1.10% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. Expenses attributable to the Fund are charged against the Fund's assets; other expenses of the Company are allocated among its funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each fund.

     Under the Sub-Advisory Agreement, Dreyfus has agreed to pay Sarofim, out of the fee received by Dreyfus from the Fund, an annual fee of 0.30% of the value of the Fund's average daily net assets, payable monthly.

     For the period from November 4, 1997 (commencement of operations) through October 31, 1998, the Fund paid Dreyfus $753,307 pursuant to the Management Agreement. For the same period, Dreyfus paid Sarofim $203,484 pursuant to the terms of the terms of the Sub-Advisory Agreement between Dreyfus and Sarofim, on behalf of the Fund.

     The Distributor. Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Agents") for these services. The Distributor also acts as sub-administrator for the Fund and as distributor for the other funds in the Dreyfus Family of Funds.

     For the period November 14, 1997 (commencement of operations) through October 31, 1998, the Distributor retained no sales load on the Fund's Class A shares. For the period November 14, 1997 (commencement of operations) through October 31, 1998, the Distributor retained $57,161 from the contingent deferred sales charge ("CDSC") on Class B shares of the Fund.
For the same period, the Distributor retained $4,456 from the CDSC on Class C shares of the Fund.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Account Policies," "Services for Fund Investors," "Instructions for Regular Accounts," and "Instructions for IRAs."

     General. When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares or the accumulated distribution fee, service fee and initial sales charge on Class T shares, purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares and Class T shares, respectively. You may also want to consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee, service fee, and initial sales charge on Class T shares would be less than the accumulated distribution fee and higher initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential could be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares and the accumulated distribution fee, service fees and initial sales charge on Class T shares may exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares will be most appropriate for investors who invest $1,000,000 or more in Fund shares, and Class A and Class T shares will not be appropriate for investors who invest less than $50,000 in Fund shares.

     Shares of each class may be purchased only by clients of Agents, except that full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, Spousal IRAs for a non working spouse, Roth IRAs, SEP-IRAs and Rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases, except that the no-minimum on Education IRAs does not apply until after the first year. However, the Fund is not designed for, and may not be suitable for, investors such as IRAs and retirement plans, whose income is not subject to current Federal income taxation. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     Fund shares are sold on a continuous basis. NAV per share is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently 4:00 p.m., New York time), on each day the NYSE is open for business. For purposes of determining NAV, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share of each class is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value".

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.

     The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where
(i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

     Class A Shares. The public offering price for Class A shares is the NAV per share of that Class plus a sales load as shown below:
                         Total Sales Load as a %  Dealers' Reallowance
     Amount of Transaction    of Offering Price Per Share   as a % of
Offering Price
     Less than $50,000                  5.75                5.00
     $50,000 to less than $100,000      4.50                3.75
     $100,000 to less than $250,000     3.50                2.75
     $250,000 to less than $500,000     2.50                2.25
     $500,000 to less than $1,000,000   2.00                1.75
     $1,000,000 or more                  -0-                 -0-

     There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year of purchase, a CDSC of 1.00% will be assessed at the time of redemption. The Distributor may pay Agents an amount up to 1% of the NAV of Class A shares purchased by their clients that are subject to a CDSC. The terms contained below under "Redemption of Shares - Contingent Deferred Sales Charge - Class B Shares" (other than the amount of the CDSC and time periods) and "Redemption of Shares - Waiver of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

     Class A shares are offered at NAV without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.

     Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

     Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States,
(ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in that Section).

     Class B Shares. The public offering price for Class B shares is the NAV per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus. The Distributor compensates certain Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative NAVs for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

     Class C Shares. The public offering price for Class C shares is the NAV per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."

     Class T Shares. The public offering price for Class T shares is the NAV per share of that class plus a sales load as shown below:

     Total Sales Load as a %  Dealers' Reallowance
Amount of Transaction of Offering Price Per Share   as a % of
Offering Price

     Less than $50,000                  4.50                4.00
     $50,000 to less than $100,000      4.00                3.50
     $100,000 to less than $250,000     3.00                2.50
     $250,000 to less than $500,000     2.00                1.75
     $500,000 to less than $1,000,000   1.50                1.25
     $1,000,000 or more                 -0-                 -0-

     There is no initial sales charge on purchases of $1,000,000 or more of Class T shares. However, if you purchase Class T shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year of purchase, a CDSC of 1.00% will be assessed at the time of redemption. The Distributor may pay Agents an amount up to 1% of the NAV of Class T shares purchased by their clients that are subject to a CDSC. The terms contained below under "Redemption of Shares - Contingent Deferred Sales Charge - Class B shares" (other than the amount of the CDSC and time periods) and "Redemption of Shares - Waiver of CDSC" are applicable to the Class T shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class T shares. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund will generally find it beneficial to purchase Class A shares rather than Class T shares.

     The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.

     Sales Loads -- Class A and Class T. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the NAV of a Class A share at the close of business on October 31, 1998:

NAV per share                                  $14.77

Per Share Sales Charge - 5.75% of offering price
  (6.10% of NAV per share)                   $    .90

Per Share Offering Price to Public             $15.67

     Set forth below is an example of the method of computing the offering price of the Fund's Class T shares. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the NAV of a Class T share at the close of business on October 31, 1998:

NAV per share                                  $14.74

Per Share Sales Charge - 4.50% of offering price
  (4.70% of NAV per share)                   $    .69

Per Share Offering Price to Public             $15.43

     Right of Accumulation-Class A and Class T Shares. Reduced sales loads apply to any purchase of Class A and Class T shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by Dreyfus which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A and Class T shares of the Fund, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of the Fund, respectively, or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.5% of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     TeleTransfer Privilege. You may purchase Fund shares by telephone through the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution that is an Automated Clearing House ("ACH") member may be so designated. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the NYSE are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares - TeleTransfer Privilege." The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.

     Share Certificates. Share certificates are issued upon written request only. No certificates are issued for fractional shares.


                       DISTRIBUTION AND SERVICE PLANS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Your Investment."

     Class A, Class B, Class C and Class T shares are subject to annual fees for distribution and shareholder services.

     The SEC has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

     Distribution Plan--Class A Shares. The Company has adopted a Distribution Plan pursuant to the Rule with respect to the Class A shares of the Fund ("Class A Plan"), whereby Class A shares of the Fund may spend annually up to 0.25% of the average of its net assets to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund. The Class A Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Selling Agreements ("Agreements") with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Class A shares of the Fund.

     The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Class A Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Class A Plan without approval of the Fund's shareholders, and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Distributor and who do not have any direct or indirect financial interest in the operation of the Class A Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Class A Plan, by vote cast in person at a meeting called for the purpose of voting on the Class A Plan. The Class A Plan was so approved by the Directors at a meeting held on February 4, 1999. The Class A Plan is terminable, as to the Fund's Class A shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Class A Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

     Service and Distribution Plans -- Class B, Class C and Class T Shares. In addition to the above described current Class A Plan for Class A shares, the Board of Directors has adopted a Service Plan (the "Service Plan") under the Rule for Class B, Class C and Class T shares, pursuant to which the Fund pays the Distributor and Dreyfus Service Corporation a fee at the annual rate of 0.25% of the value of the average daily net assets of Class B, Class C and Class T shares for the provision of certain services to the holders of Class B, Class C and Class T shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Class B, Class C and Class T shares. The Distributor may pay one or more Agents in respect of services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Service Plan and the basis on which such payments are made. The Company's Board of Directors has also adopted a Distribution Plan pursuant to the Rule with respect to Class B and Class C shares (the "Class B and Class C Plan") and a separate Distribution Plan pursuant to the Rule with respect to Class T shares (the "Class T Plan"). Pursuant to the Class B and Class C Plan, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares, respectively. Pursuant to the Class T Plan, the Fund pays the Distributor for distributing the Fund's Class T shares at an annual rate of 0.25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Agents in respect of advertising, marketing and other distribution services for Class T shares, and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made.
The Company's Board of Directors believes that there is a reasonable likelihood that the Service Plan, the Class B and Class C Plan and the Class T Plan (each a "Plan" and collectively, the "Plans") will benefit the Fund and the holders of Class B, Class C and Class T shares.

     A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B, Class C or Class T shares may bear pursuant to such Plans without the approval of the holders of the affected Class and that other material amendments must be approved by the Board of Directors and by the Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the applicable Plan or in any agreements entered into in connection with such Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. The Service Plan with respect to Class B and Class C shares and the Class B and Class C Plan were so approved by the Directors at a meeting held on February 4, 1999. The Service Plan with respect to Class T shares and the Class T Plan were so approved by the Directors of a meeting held on February 4, 1999. Each Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B, Class C or Class T shares, as applicable.

     An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one Class of shares over another. Potential investors should read this Statement of Additional Information in light of the terms governing Agreements with their Agents. The fees payable under each plan described above are payable without regard to actual expenses incurred. The Fund and the Distributor may suspend or reduce payments under any of the plans at any time, and payments are subject to the continuation of the Fund's plans and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may voluntarily agree to reduce the maximum fees payable under the plans.

     For the period from November 4, 1997 (commencement of operations) through October 31, 1998, the Fund paid the Distributor and Dreyfus Service Corporation $29,655 and $12,072, respectively, pursuant to the Class A Plan. For the period from November 4, 1997 (commencement of operations) through October 31, 1998, the Fund paid the Distributor $284,416 and $78,165, pursuant to the Class B and Class C Plan with respect to Class B and Class C shares, respectively, and paid the Distributor and Dreyfus Service Corporation $12,092 and $82,713, respectively, pursuant to the Service Plan with respect to Class B shares and $3,092 and $22,963 respectively, pursuant to the Service Plan with respect to Class C shares. For the period from November 4, 1997 (commencement of operations) through October 31, 1998, the Fund paid the Distributor $8,619 pursuant to the Class T Plan and paid the Distributor and Dreyfus Service Corporation $311 and $8,308, respectively, pursuant to the Service Plan with respect to Class T shares.

                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Account Policies," "Services For Fund Investors," "Instructions for Regular Accounts" and "Instructions for IRAs."

     General. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

     The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.

     Procedures. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the TeleTransfer Privilege. If you are a client of certain Agents ("Selected Dealers"), you can also redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, and shares for which certificates have been issued, are not eligible for the TeleTransfer Privilege.

     You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TeleTransfer redemption privilege or telephone exchange privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus Touchr automated Telephone System) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.

     Redemption Through a Selected Dealer. Customers of Selected Dealers may make redemption requests to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of Fund shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B, or Class A shares or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

     TeleTransfer Privilege. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account only up to $250,000 within any 30-day period. See "Purchase of Shares-TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any
90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

     Contingent Deferred Sales Charge - Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

     If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.

     Contingent Deferred Sales Charge - Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge - Class B Shares" above.

     Waiver of CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or 403(b)(7), and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Account Policies" and "Services for Fund Investors."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by Dreyfus, except that Class T shares of the Fund may be exchanged for Class A shares (or the equivalent) of such other funds. Shares of the same Class of such other funds purchased by exchange (or of Class A of such funds in the case of Class T shares of the Fund) will be purchased on the basis of relative NAV per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, an investor's Agent must notify the Transfer Agent of the investor's prior ownership of shares with a sales load and the investor's account number. Any such exchange is subject to confirmation of an investor's holdings through a check of appropriate records.

     You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.

     To request an exchange, an investor or an investor's Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-554-4611, or by oral request from any of the authorized signatories on the account, also by calling 1-800-554-4611. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr Automated Telephone System) from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to regularly purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class (or Class A in the case of Class T) of other funds in the Dreyfus Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Dreyfus Premier Tax Managed Growth Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587.
The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-554-4611.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt Retirement Plan) may realize a taxable gain or loss.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builderr. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $50 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.
Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer
Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Premier Tax Managed Growth Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587 and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Particular Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

     No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Class C shares, and Class A or Class T shares to which a CDSC applies, that are withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A shares and Class T shares generally are undesirable.

     Dividend Options. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and other distributions, if any, from the Fund in shares of the same Class of certain other funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder, except that dividends and other distributions, if any, on Class T shares of the Fund may be invested in Class A shares (or the equivalent) of such other funds. Shares of other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:

          A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or other distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     For more information concerning these Privileges, or to request a Dividend Options Form, please call toll free 1-800-554-4611. You may cancel these Privileges by mailing written notification to Dreyfus Premier Tax Managed Growth Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587.
To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Agent or by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

     Letter of Intent-Class A and Class T Shares. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

     The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares, as applicable, held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was executed.

     Retirement Plans. The Fund makes available a variety of pension and profit-sharing plans, including Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-554-4611; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                   ADDITIONAL INFORMATION ABOUT PURCHASES,
                          EXCHANGES AND REDEMPTIONS

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to non-IRA plan accounts.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Account Policies."

     Valuation of Portfolio Securities. The Fund's securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Where market quotations are not readily available, the Fund's investments are valued based on fair value as determined in good faith by the Company's Board.
Debt securities may be valued by an independent pricing service approved by the Company's Board and are valued at fair value as determined by the pricing service. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by Dreyfus. If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the NAV of the Fund's shares.

     Restricted securities, as well as securities or other assets for which market quotations are not readily available or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board of Directors generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

     NYSE Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distributions and Taxes."

     General. The Fund annually declares and pays dividends from its net investment income, if any, and distributions of its net realized capital gains and gains from foreign currency transactions, if any, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. All expenses are accrued daily and deducted before declaration of dividends to investors. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. Dividends and other distributions paid by each Class are calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class are borne exclusively by that Class. Class B and Class C shares will receive lower per share dividends than Class T shares, which will in turn receive lower per share dividends than Class A shares, because of the higher expenses borne by the respective Classes.

     Investors other than qualified retirement plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares at NAV; dividends and other distributions paid to qualified retirement plans are reinvested automatically in additional Fund shares at NAV.

     It is expected that the Fund will continue to qualify for treatment as a regulated investment company ("RIC") under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code. To qualify for treatment as a RIC under the Code, the Fund -- which is treated as a separate corporation for federal tax purposes -- (1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) (the "Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources (the "Income Requirement"), and (3) must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     The Fund will be subject to a non-deductible 4% excise tax ("Excise Tax") to the extent it fails to distribute substantially all of its taxable investment income and capital gains.

     Distribution. If you elect to receive dividends and other distributions in cash, and your distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Dividends derived from net investment income, together with distributions from net realized short-term capital gains, net realized gains from certain foreign currency transactions, and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "dividend distributions"), will be taxable to U.S. shareholders, including certain non-qualified retirement plans, as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to those shareholders as long-term capital gains regardless of how long the shareholders have held their Fund shares and whether the distributions are received in cash or reinvested in additional Fund shares.

     Dividend distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his or her non-U.S. residency status.

     Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to distributions paid during the year.

     The Code provides for the "carryover" of some or all of the sales load imposed on Class A and Class T shares if a shareholder redeems those shares or exchanges them for shares of another fund advised or administered by Dreyfus, within 90 days of purchase, and (1) in the case of a redemption, the shareholder acquires other fund Class A or Class T shares through exercise of the Reinvestment Privilege or (2) in the case of an exchange, the other fund reduces or eliminates its otherwise applicable sales load.
In these cases, the amount of the sales load charged on the purchase of the original Class A or Class T shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the tax basis of those shares for purposes of computing gain or loss and instead is added to the tax basis of the acquired shares.

     Dividends and other distributions paid by the Fund to qualified retirement plans ordinarily will not be subject to taxation until the proceeds are distributed from the plans. The Fund will not report to the Internal Revenue Service (the "IRS") distributions paid to such plans. Generally, distributions from qualified retirement plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. The administrator, trustee or custodian of a qualified retirement plan will be responsible for reporting distributions from the plan to the IRS. Moreover, certain contributions to a qualified retirement plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified retirement plan does not elect to have the distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the distribution is subject to 20% income tax withholding.

     The Fund must withhold and remit to the U.S. Treasury ("backup withholding") 31% of dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, payable to an individual or certain other non-corporate shareholder if the shareholder fails to furnish a TIN to the Fund and certify that it is correct. Backup withholding at that rate also is required from dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the IRS of being subject to backup withholding as a result of a failure properly to report taxable dividend or interest income on a federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or that the shareholder has failed properly to report such income.

     A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of an account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on his or her federal income tax return.

     Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment. Such a distribution would be a return on investment in an economic sense, although taxable as discussed above. In addition, if a shareholder sells shares of the Fund held for six months or less and receives any capital gain distributions with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of those distributions.

     Dividends and other distributions declared by the Fund in that December of any year and payable to shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     Foreign Taxes. Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Passive Foreign Investment Companies. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by " U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that it distributes income to its shareholders.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

     Options Transactions. Gains from options derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of any gain realized from engaging in "conversion transactions" that would otherwise be treated as capital gain may be treated as ordinary income. "Conversion transactions" are defined to include certain option and straddle transactions.

     Under Section 1256 of the Code, any gain or loss realized by the Fund on the exercise or lapse of, or closing transactions respecting, certain options ("Section 1256 Contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. In addition, any
Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking-to-market"), resulting in additional gain or loss to the Fund characterized in the same manner.

     Offsetting positions held by the Fund involving certain options may constitute "straddles," which are defined to include "offsetting positions" in actively traded personal property. Under Section 1092 of the Code, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections (including an election as to straddles that include a position in one or more Section 1256 Contracts (co-called "mixed straddles")), the amount, character, and timing or recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of the Fund of straddle transactions are not entirely clear.

     If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or futures or forward contract entered into by the fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     State and Local Taxes. Depending upon the extent of its activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Dividends and other distributions may be subject to state and local taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed below.
Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Foreign Shareholders - Income Not Effectively Connected. Dividends distributed to a foreign shareholder whose amount of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder generally will be subject to U.S. federal withholding tax of 30% (or lower treaty rate). Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                           PORTFOLIO TRANSACTIONS

     Dreyfus assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of investment securities. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus and Sarofim also place transactions for other accounts that they provide with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

     Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates or Sarofim exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus or Sarofim in rendering investment management services to the Fund and/or their other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus or Sarofim may be useful to these organizations in carrying out their obligations to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     Although the Advisers manage other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus or Sarofim. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager, and Sarofim as sub-investment adviser, to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     For the period from November 4, 1997 (commencement of operations) through October 31, 1998, the Fund paid brokerage commissions amounting to $87,512.

     The aggregate amount of transactions for the period November 4, 1997 (commencement of operations) through October 31, 1998 in securities effected on an agency basis through a broker dealer in consideration of, among other things, research services provided was $57,503,610 and the commissions and concessions related to such transactions were $49,657.

     Portfolio Turnover. Because of the Fund's tax managed investment approach, which is designed to minimize realized capital gains and taxable investment income, it is anticipated that the annual portfolio turnover rate for the Fund will generally not exceed 15%, and will exceed 25% only in the event of extraordinary market conditions. High rates of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. In addition, a high rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by other considerations when the Advisers deem it appropriate to make changes in the Fund's portfolio securities. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year. The portfolio turnover rate for the period from November 4, 1997 (commencement of operations) through October 31, 1998 was .05%.

                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Past Performance."

     The Fund's aggregate total return for the period from November 4, 1997 (commencement of operations) through October 31, 1998 for Class A and Class T shares was 11.48% and 12.65%, respectively. Based on NAV per share, the aggregate total return for Class A and Class T shares was 18.26% and 17.97%, respectively for the same period.. The Fund's aggregate total return for the period from November 4, 1997 (commencement of operations) through October 31, 1998 for Class B and Class C shares was 13.36% and 16.36%, respectively. Without giving effect to the applicable CDSC, the aggregate total return for Class B and Class C shares was 17.36% and 17.36%, respectively for the same period.

     Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Standard & Poor's 500 Composite Stock Price Index, (ii) the Russell 1000 Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund or the Fund's performance against inflation to the performance of other instruments against inflation; and (v) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting the rating.

     From time to time, advertising materials for the Fund may include (i) biographical information relating to its portfolio manager, including honors or awards received, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market; (iii) the approximate number of then current Fund shareholders; (iv) Lipper or Morningstar ratings and related analysis supporting the ratings; (v) discussions of the risk and reward potential of the securities markets and its comparative performance in the overall securities markets; (vi) information concerning the after-tax performance of the Fund, including comparisons to the after-tax and pre-tax performance of other investment vehicles and indexes and comparisons of after-tax and pre-tax performance of the Fund to such other investments; and
(vii) a discussion of portfolio management strategy and/or portfolio composition.

     From time to time, advertising materials for the Fund may refer to the number of stocks analyzed by Dreyfus or Sarofim.


                     INFORMATION ABOUT THE FUND/COMPANY

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "The Fund."

     The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock.

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. The Fund is one of nineteen portfolios of the Company. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     The Fund will send annual and semi-annual financial statements to all of its shareholders.


 TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL\AND INDEPENDENT
                                  AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, Dreyfus Transfer, Inc. arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund, and the payment of dividends and distributions payable by the Fund. For these services, Dreyfus Transfer, Inc. receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Company during the month, and is reimbursed for certain out-of-pocket expenses.

     Mellon Bank, the parent of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Company, Mellon Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional
Information.


     KPMG LLP, 757 Third Avenue, New York, NY 10017, was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 1999, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed on behalf of the Fund.




                            FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended October 31, 1998, including notes to the financial statements and supplementary information, and the Independent Auditors' Report are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report, and the Independent Auditors' Report thereon contained therein, and related notes, are incorporated herein by reference.

                                  APPENDIX

           DESCRIPTION OF STANDARD AND POOR'S, MOODY'S, FITCH IBCA
                              AND DUFF RATINGS

Standard & Poor's ("S&P")

Bond Ratings

AAA An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated issues only in small degree. The obligors capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated `D' is in payment default. The `D' rating category is used when payments on a obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories

Note Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse finance and economic changes over the term of the notes.

SP-3      Speculative capacity to pay principal and interest.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated `A-1.'

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment charac teristics and in fact have speculative characteristics as well.

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within each generic rating classification from Aa through B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Notes and other Short-Term Obligations

     There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

     In the case of variable rate demand obligations (VRDOs), a two component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/
VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/
MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/
VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/
VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Rating

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     *    Leading market positions in well-established industries.
     *    High rates of return on funds employed.
     * Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

Fitch IBCA, Inc.

Bond Ratings

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C     High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD,
   and D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.



Short-Term and Commercial Paper Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+ Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D         Default.  Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F-1'.

Duff & Phelps Credit Ratings Co.

Long-Term Ratings

AAA Highest credit quality. The risks factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ High credit quality. Protection factors are strong. Risk is modest but
AA may vary slightly from time to time because of economic conditions.
AA-

A+        Protection factors are average but adequate.  However, risk factors are
A         more variable and greater in periods of economic stress.
A-

BBB+ Below-average protection factors but still considered sufficient for prudent
BBB investment. Considerable variability in risk during economic cycles.
BBB-


BB+ Below investments grade but deemed likely to meet obligations when due.
BB Present or prospective financial protection factors fluctuate according to
BB- industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+ Below investment grade and possessing risk that obligations will not be met
B when due. Financial protection factors will fluctuate widely according to
B-        economic cycles, industry conditions and/or company fortunes.
          Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
          Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Short-Term and Commercial Paper Ratings

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainly of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financial requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5 Issuer failed to meet scheduled principal and/or interest payments.



                       THE DREYFUS/LAUREL FUNDS, INC.
                     (formerly, The Laurel Funds, Inc.)

                                   PART C
                              OTHER INFORMATION

Item 23.  Exhibits

A(1) Articles of Incorporation dated July 31, 1987. Incorporated by reference to Post- Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 41").

A(2) Articles Supplementary dated October 15, 1993 increasing authorized capital stock. Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A ("Post Effective Amendment No. 39").

A(3) Articles of Amendment dated March 31, 1994. Incorporated by reference to Post-Effective Amendment No. 41.

A(4) Articles Supplementary dated March 31, 1994 reclassifying shares. Incorporated by reference to Post-Effective Amendment No. 41.

A(5) Articles Supplementary dated May 24, 1994 designating and classifying shares. Incorporated by reference to Post-Effective Amendment No. 39.

A(6) Articles of Amendment dated October 17, 1994. Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 31").

A(7) Articles Supplementary dated December 19, 1994 designating classes. Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 32").

A(8) Articles of Amendment dated June 9, 1995. Incorporated by reference to Post-Effective Amendment No. 39.

A(9) Articles of Amendment dated August 30, 1995. Incorporated by reference to Post-Effective Amendment No. 39.

A(10) Articles Supplementary dated August 31, 1995 reclassifying shares.
      Incorporated by reference to Post-Effective Amendment No. 39.

A(11) Articles of Amendment dated October 31, 1995 designating and classifying shares. Incorporated by reference to Post-Effective Amendment No. 41.

A(12) Articles of Amendment dated November 22, 1995 designating and reclassifying shares. Incorporated by reference to Post-Effective Amendment No. 41.

A(13) Articles of Amendment dated July 15, 1996.  Incorporated by reference to
      Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 53").

A(14) Articles of Amendment dated February 27, 1997. Incorporated by reference to Post-Effective Amendment No. 53.

A(15) Articles of Amendment dated August 13, 1997. Incorporated by reference to Post-Effective Amendment No. 53.

A(16) Articles of Amendment dated October 30, 1997. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A.

A(17) Articles of Amendment dated March 25, 1998.  Incorporated by reference to
      Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A.

A(18) Articles of Amendment dated July 30, 1998.  Incorporated by reference to
      Post-Effective Amendement No. 67.

B     Bylaws.  Incorporated by reference to Pre-Effective Amendment No. 53

D(1) Form of Investment Management Agreement between Mellon Bank, N.A.  and the
     Registrant.  Incorporated by reference to Post-Effective Amendment No. 41.

D(2) Assignment and Assumption Agreement among Mellon Bank, N.A., The Dreyfus
     Corporation and the Registrant (relating to Investment Management Agreement). Incorporated by reference to Post-Effective Amendment No. 31.

D(3) Amended Exhibit A to Investment Management Agreement between Mellon Bank,
     N.A. and the Registrant. Incorporated by reference to Post-Effective Amendement No. 67.

D(4) Sub-Investment Advisory Agreement between The Dreyfus Corporation and
     Fayez Sarofim & Co. with respect to Dreyfus Tax-Smart Growth Fund. Incorporated by reference to Post-Effective Amendment No. 67.

E(1) Distribution Agreement between Premier Mutual Fund Services, Inc. and the
     Registrant.  Incorporated by reference to Post-Effective Amendment No. 31.

E(2) Amended Exhibit A to Distribution Agreement between and Premier Mutual
     Fund Services, Inc. and the Registrant. Incorporated by reference to Post-Effective Amendment No. 67.

F    Not Applicable.

G(1) Form of Custody Agreement between the Registrant and Mellon Bank, N.A.
     Incorporated by reference to Post-Effective Amendment No. 41.

G(2) Sub-Custodian Agreement between Mellon Bank, N.A. and Boston Safe Deposit and Trust Company. Incorporated by reference to Post-Effective Amendment No. 67.

H    Not Applicable.

I(1) Opinion of counsel.  Incorporated by reference to the Registration
     Statement and to Post-Effective Amendment No. 32 and Post-Effective Amendment No. 56 and Post-Effective Amendment No. 67.

I(2) Consent of Counsel.  Filed herewith.

J    Consent of KPMG LLP.  Filed herewith.

K Letter of Investment Intent. Incorporated by reference to the Registration Statement.

M(1) Restated Distribution Plan (relating to Investor Shares and Class A
     Shares) for Dreyfus Bond Market Index Fund, Dreyfus International Equity Allocation Fund, Dreyfus Institutional Government Money Market Fund, Dreyfus Institutional Prime Money Market Fund, Dreyfus Institutional U.S. Treasury Money Market Fund, Dreyfus Money Market Reserves, Dreyfus Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus U.S. Treasury Reserves, Dreyfus Premier Balanced Fund, Dreyfus Premier Limited Term Income Fund, Dreyfus Premier Small Company Stock Fund and Dreyfus Disciplined Intermediate Bond Fund. Incorporated by reference to Post-Effective Amendment No. 31.

M(2) Restated Distribution Plan for Dreyfus Disciplined Stock Fund Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement ("Post-Effective Amendment No. 61").

M(3) Form of Distribution and Service Plans (relating to Class B Shares and
     Class C Shares). Incorporated by reference to Post-Effective Amendment No. 32.

M(4) Distribution Plan for Dreyfus Tax-Smart Growth Fund and Dreyfus
     Disciplined Smallcap Stock Fund. Incorporated by reference to Post-Effective Amendment No. 67.

N    Financial Data Schedule.

O    Rule 18f-3 Plans.  Incorporated by reference to Post-Effective Amendment
     No. 61.

Other Exhibits

(1) Powers of Attorney of the Directors dated June 15, 1998. Incorporated by reference to Post-Effective Amendment No. 65.

(2) Power of Attorney of Marie E. Connolly dated July 6, 1998. Incorporated by reference to Post-Effective Amendment No. 65.


Item 24.  Persons Controlled by or Under Common Control with Registrant

     Not Applicable.


     Item 25.  Indemnification
     ---------------------------

(a)  Subject to the exceptions and limitations contained in Section (b) below:

          (i) every person who is, or has been a Director or officer of the Registrant (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Funds; or

          (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

               (A)  by the court or other body approving the settlement;

               (B) by at least a majority of those Directors who are neither interested persons of the Registrant nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

               (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Directors, or by independent counsel.

(c) The Registrant may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability. The Registrant may not acquire or obtain a contract for insurance that protects or purports to protect any Covered Person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) above may be paid by the appropriate Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification hereunder; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments or (iii) either a majority of the Directors who are neither interested persons of the funds nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification hereunder.

Item 26.  Business and Other Connections of the Investment Adviser

     Investment Adviser -- The Dreyfus Corporation

     The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

ITEM 26.  Business and Other Connections of Investment Adviser (continued)

          Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                     Other Businesses                               Position Held                    Dates

Christopher M. Condron           Franklin Portfolio Associates, LLC*            Director                         1/97 - Present
Chairman of the Board and
Chief Executive Officer
                                 TBCAM Holdings, Inc.*                          Director                         10/97 - Present
                                                                                President                        10/97 - 6/98
                                                                                Chairman                         10/97 - 6/98

                                 The Boston Company                             Director                         1/98 - Present
                                 Asset Management, LLC*                         Chairman                         1/98 - 6/98
                                                                                President                        1/98 - 6/98

                                 The Boston Company                             President                        9/95 - 1/98
                                 Asset Management, Inc.*                        Chairman                         4/95 - 1/98


                                 Pareto Partners                                Partner Representative           11/95 - 5/97
                                 271 Regent Street
                                 London, England W1R 8PP

                                 Franklin Portfolio Holdings, Inc.*             Director                         1/97 - Present


                                 Certus Asset Advisors Corp.**                  Director                         6/95 -Present

                                 Mellon Capital Management                      Director                         5/95 -Present
                                 Corporation***

                                 Mellon Bond Associates, LLP+                   Executive Committee              1/98 - Present
                                                                                Member

                                 Mellon Bond Associates+                        Trustee                          5/95 -1/98

                                 Mellon Equity Associates, LLP+                 Executive Committee              1/98 - Present
                                                                                Member

                                 Mellon Equity Associates+                      Trustee                          5/95 - 1/98

                                 Boston Safe Advisors, Inc.*                    Director                         5/95 - Present
                                                                                President                        5/95 - Present

                                 Mellon Bank, N.A. +                            Director                         1/99 - Present
                                                                                Chief Operating Officer          3/98 - Present
                                                                                President                        3/98 - Present
                                                                                Vice Chairman                    11/94 - 3/98

                                 Mellon Bank Corporation+                       Chief Operating Officer          1/99 - Present
                                                                                President                        1/99 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    11/94 - 1/99

Christopher M. Condron           The Boston Company, Inc.*                      Vice Chairman                    1/94 - Present
Chairman and Chief                                                              Director                         5/93 - Present
Executive Officer
(Continued)                      Laurel Capital Advisors, LLP+                  Exec. Committee                  1/98 - 8/98
                                                                                Member

                                 Laurel Capital Advisors+                       Trustee                          10/93 - 1/98


                                 Boston Safe Deposit and Trust                  Director                         5/93 -Present
                                 Company*

                                 The Boston Company Financial                   President                        6/89 - Present
                                 Strategies, Inc. *                             Director                         6/89 - Present


Mandell L. Berman                Self-Employed                                  Real Estate Consultant,          11/74 -   Present
Director                         29100 Northwestern Highway                     Residential Builder and
                                 Suite 370                                      Private Investor
                                 Southfield, MI 48034

Burton C. Borgelt                DeVlieg Bullard, Inc.                          Director                         1/93 - Present
Director                         1 Gorham Island
                                 Westport, CT 06880

                                 Mellon Bank Corporation+                       Director                         6/91 - Present

                                 Mellon Bank, N.A. +                            Director                         6/91 - Present

                                 Dentsply International, Inc.                   Director                         2/81 - Present
                                 570 West College Avenue
                                 York, PA

                                 Quill Corporation                              Director                         3/93 - Present
                                 Lincolnshire, IL

Stephen E. Canter                Dreyfus Investment                             Chairman of the Board            1/97 - Present
President, Chief Operating       Advisors, Inc.++                               Director                         5/95 - Present
Officer, Chief Investment                                                       President                        5/95 - Present
Officer, and Director
                                 Newton Management Limited                      Director                         2/99 - Present
                                 London, England

                                 Mellon Bond Associates, LLP+                   Executive Committee              1/99 - Present
                                                                                Member

                                 Mellon Equity Associates, LLP+                 Executive Committee              1/99 - Present
                                                                                Member

                                 Franklin Portfolio Associates, LLC*            Director                         2/99 - Present

                                 Franklin Portfolio Holdings, Inc.*             Director                         2/99 - Present

                                 The Boston Company Asset                       Director                         2/99 - Present
                                 Management, LLC*

                                 TBCAM Holdings, Inc.*                          Director                         2/99 - Present

                                 Mellon Capital Management                      Director                         1/99 - Present
                                 Corporation***

Stephen E. Canter                Founders Asset Management, LLC                 Member, Board of                 12/97 - Present
President, Chief Operating       2930 East Third Ave.                           Managers
Officer, Chief Investment        Denver, CO 80206                               Acting Chief Executive           7/98 - 12/98
Officer, and Director                                                           Officer
(Continued)
                                 The Dreyfus Trust Company+++                   Director                         6/ 95 - Present

Thomas F. Eggers                 Dreyfus Service Corporation++                  Executive Vice President         4/96 - Present
Vice Chairman - Institutional                                                   Director                         9/96 - Present
and Director
                                 Founders Asset Management, LLC                 Member, Board of                 2/99 - Present
                                 2930 East Third Avenue                         Managers
                                 Denver, CO 80206

Steven G. Elliott                Mellon Bank Corporation+                       Senior Vice Chairman             1/99 - Present
Director                                                                        Chief Financial Officer          1/90 - Present
                                                                                Vice Chairman                    6/92 - 1/99
                                                                                Treasurer                        1/90 - 5/98

                                 Mellon Bank, N.A.+                             Senior Vice Chairman             3/98 - Present
                                                                                Vice Chairman                    6/92 - 3/98
                                                                                Chief Financial Officer          1/90 - Present

                                 Mellon EFT Services Corporation                Director                         10/98 - Present
                                 Mellon Bank Center, 8th Floor
                                 1735 Market Street
                                 Philadelphia, PA 19103

                                 Mellon Financial Services                      Director                         1/96 - Present
                                 Corporation #1                                 Vice President                   1/96 - Present
                                 Mellon Bank Center, 8th Floor
                                 1735 Market Street
                                 Philadelphia, PA 19103

                                 Boston Group Holdings, Inc.*                   Vice President                   5/93 - Present

                                 APT Holdings Corporation                       Treasurer                        12/87 - Present
                                 Pike Creek Operations Center
                                 4500 New Linden Hill Road
                                 Wilmington, DE 19808

                                 Allomon Corporation                            Director                         12/87 - Present
                                 Two Mellon Bank Center
                                 Pittsburgh, PA 15259

                                 Collection Services Corporation                Controller                       10/90 - 2/99
                                 500 Grant Street                               Director                         9/88 - 2/99
                                 Pittsburgh, PA 15258                           Vice President                   9/88 - 2/99
                                                                                Treasurer                        9/88 - 2/99

                                 Mellon Financial Company+                      Principal Exec. Officer          1/88 - Present
                                                                                Chief Financial Officer          8/87 - Present
                                                                                Director                         8/87 - Present
                                                                                President                        8/87 - Present

                                 Mellon Overseas Investments                    Director                         4/88 - Present
                                 Corporation+                                   Chairman                         7/89 - 11/97
                                                                                President                        4/88 - 11/97
                                                                                Chief Executive Officer          4/88 - 11/97

                                 Mellon International Investment                Director                         9/89 - 8/97
                                 Corporation+

Steven G. Elliott                Mellon Financial Services                      Treasurer                        12/87 - Present
Director (Continued)             Corporation # 5+

                                 Mellon Financial Markets, Inc.+                Director                         1/99 - Present

                                 Mellon Financial Services                      Director                         1/99 - Present
                                 Corporation #17
                                 Fort Lee, NJ

                                 Mellon Mortgage Company                        Director                         1/99 - Present
                                 Houston, TX

                                 Mellon Ventures, Inc. +                        Director                         1/99 - Present

Lawrence S. Kash                 Dreyfus Investment                             Director                         4/97 - Present
Vice Chairman                    Advisors, Inc.++
And Director
                                 Dreyfus Brokerage Services, Inc.               Chairman                         11/97 - Present
                                 401 North Maple Ave.                           Chief Executive Officer          11/97 - Present
                                 Beverly Hills, CA

                                 Dreyfus Service Corporation++                  Director                         1/95 - 2/99
                                                                                President                        9/96 - 3/99

                                 Dreyfus Precious Metals, Inc.++ +              Director                         3/96 - 12/98
                                                                                President                        10/96 - 12/98

                                 Dreyfus Service                                Director                         12/94 - Present
                                 Organization, Inc.++                           President                        1/97 -  Present

                                 Seven Six Seven Agency, Inc. ++                Director                         1/97 - Present

                                 Dreyfus Insurance Agency of                    Chairman                         5/97 - Present
                                 Massachusetts, Inc.++++                        President                        5/97 - Present
                                                                                Director                         5/97 - Present

                                 The Dreyfus Trust Company+++                   Chairman                         1/97 - 1/99
                                                                                President                        2/97 - 1/99
                                                                                Chief Executive Officer          2/97 - 1/99
                                                                                Director                         12/94 - Present

                                 The Dreyfus Consumer Credit                    Chairman                         5/97 - Present
                                 Corporation++                                  President                        5/97 - Present
                                                                                Director                         12/94 - Present

                                 Founders Asset Management, LLC                 Member, Board of                 12/97 - Present
                                 2930 East Third Avenue                         Managers
                                 Denver, CO. 80206

                                 The Boston Company Advisors,                   Chairman                         12/95 - Present
                                 Inc.                                           Chief Executive Officer          12/95 - Present
                                 Wilmington, DE                                 President                        12/95 - Present

                                 The Boston Company, Inc.*                      Director                         5/93 - Present
                                                                                President                        5/93 - Present

                                 Mellon Bank, N.A.+                             Executive Vice President         6/92 - Present

                                 Laurel Capital Advisors, LLP+                  Chairman                         1/98 - 8/98
                                                                                Executive Committee              1/98 - 8/98
                                                                                Member
                                                                                Chief Executive Officer          1/98 - 8/98
                                                                                President                        1/98 - 8/98

Lawrence S. Kash                 Laurel Capital Advisors, Inc. +                Trustee                          12/91 - 1/98
Vice Chairman                                                                   Chairman                         9/93 - 1/98
And Director (Continued)                                                        President and CEO                12/91 - 1/98

                                 Boston Group Holdings, Inc.*                   Director                         5/93 - Present
                                                                                President                        5/93 - Present

Martin G. McGuinn                Mellon Bank Corporation+                       Chairman                         1/99 - Present
Director                                                                        Chief Executive Officer          1/99 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    1/90 - 1/99

                                 Mellon Bank, N. A. +                           Chairman                         3/98 - Present
                                                                                Chief Executive Officer          3/98 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    1/90 - 3/98

                                 Mellon Leasing Corporation+                    Vice Chairman                    12/96 - Present

                                 Mellon Bank (DE) National                      Director                         4/89 - 12/98
                                 Association
                                 Wilmington, DE

                                 Mellon Bank (MD) National                      Director                         1/96 - 4/98
                                 Association
                                 Rockville, Maryland

                                 Mellon Financial                               Vice President                   9/86  - 10/97
                                 Corporation (MD)
                                 Rockville, Maryland

J. David Officer                 Dreyfus Service Corporation++                  Executive Vice President         5/98 - Present
Vice Chairman                                                                   Director                         3/99 - Present
And Director
                                 Dreyfus Insurance Agency of                    Director                         5/98 - Present
                                 Massachusetts, Inc.++++

                                 Seven Six Seven Agency, Inc.++                 Director                         10/98 - Present

                                 Mellon Residential Funding Corp. +             Director                         4/97 - Present

                                 Mellon Trust of Florida, N.A.                  Director                         8/97 - Present
                                 2875 Northeast 191st Street
                                 North Miami Beach, FL 33180

                                 Mellon Bank, NA+                               Executive Vice President         7/96 - Present

                                 The Boston Company, Inc.*                      Vice Chairman                    1/97 - Present
                                                                                Director                         7/96 - Present

                                 Mellon Preferred Capital                       Director                         11/96 - Present
                                 Corporation*

                                 RECO, Inc.*                                    President                        11/96 - Present
                                                                                Director                         11/96 - Present

                                 The Boston Company Financial                   President                        8/96 - Present
                                 Services, Inc.*                                Director                         8/96 - Present

                                 Boston Safe Deposit and Trust                  Director                         7/96 - Present
                                 Company*                                       President                        7/96 - 1/99

J. David Officer                 Mellon Trust of New York                       Director                         6/96 - Present
Vice Chairman and                1301 Avenue of the Americas
Director (Continued)             New York, NY 10019

                                 Mellon Trust of California                     Director                         6/96 - Present
                                 400 South Hope Street
                                 Suite 400
                                 Los Angeles, CA 90071

                                 Mellon Bank, N.A.+                             Executive Vice President         2/94 - Present

                                 Mellon United National Bank                    Director                         3/98 - Present
                                 1399 SW 1st Ave., Suite 400
                                 Miami, Florida

                                 Boston Group Holdings, Inc.*                   Director                         12/97 - Present

                                 Dreyfus Financial Services Corp. +             Director                         9/96 - Present

                                 Dreyfus Investment Services                    Director                         4/96 - Present
                                 Corporation+

Richard W. Sabo                  Founders Asset Management LLC                  President                        12/98 - Present
Director                         2930 East Third Avenue                         Chief Executive Officer          12/98 - Present
                                 Denver, CO. 80206

                                 Prudential Securities                          Senior Vice President            07/91 - 11/98
                                 New York, NY                                   Regional Director                07/91 - 11/98

Richard F. Syron                 American Stock Exchange                        Chairman                         4/94 - Present
Director                         86 Trinity Place                               Chief Executive Officer          4/94 - Present
                                 New York, NY 10006

Ronald P. O'Hanley               Franklin Portfolio Holdings, Inc.*             Director                         3/97 - Present
Vice Chairman
                                 TBCAM Holdings, Inc.*                          Chairman                         6/98 - Present
                                                                                Director                         10/97 - Present

                                 The Boston Company Asset                       Chairman                         6/98 - Present
                                 Management, LLC*                               Director                         1/98 - 6/98

                                 The Boston Company Asset                       Director                         2/97 - 12/97
                                 Management, Inc. *

                                 Boston Safe Advisors, Inc.*                    Chairman                         6/97 - Present
                                                                                Director                         2/97 - Present

                                 Pareto Partners                                Partner Representative           5/97 - Present
                                 271 Regent Street
                                 London, England W1R 8PP

                                 Mellon Capital Management                      Director                         5/97 -Present
                                 Corporation***

                                 Certus Asset Advisors Corp.**                  Director                         2/97 - Present

                                 Mellon Bond Associates+                        Trustee                          2/97 - Present
                                                                                Chairman                         2/97 - Present

                                 Mellon Equity Associates+                      Trustee                          2/97 - Present
                                                                                Chairman                         2/97 - Present

                                 Mellon-France Corporation+                     Director                         3/97 - Present

Ronald P. O'Hanley               Laurel Capital Advisors+                       Trustee                          3/97 - Present
Vice Chairman (Continued)

Mark N. Jacobs                   Dreyfus Investment                             Director                         4/97 - Present
General Counsel,                 Advisors, Inc.++                               Secretary                        10/77 - 7/98
Vice President, and
Secretary                        The Dreyfus Trust Company+++                   Director                         3/96 - Present

                                 The TruePenny Corporation++                    President                        10/98 - Present
                                                                                Director                         3/96 - Present

                                 Dreyfus Service                                Director                         3/97 - Present
                                 Organization, Inc.++


William H. Maresca               The Dreyfus Trust Company+++                   Director                         3/97 - Present
Controller
                                 Dreyfus Service Corporation++                  Chief Financial Officer          12/98 - Present

                                 Dreyfus Consumer Credit Corp. ++               Treasurer                        10/98 -Present

                                 Dreyfus Investment                             Treasurer                        10/98 - Present
                                 Advisors, Inc. ++

                                 Dreyfus-Lincoln, Inc.                          Vice President                   10/98 - Present
                                 4500 New Linden Hill Road
                                 Wilmington, DE 19808

                                 The TruePenny Corporation++                    Vice President                   10/98 - Present

                                 Dreyfus Precious Metals, Inc. +++              Treasurer                        10/98 - 12/98

                                 The Trotwood Corporation++                     Vice President                   10/98 - Present

                                 Trotwood Hunters Corporation++                 Vice President                   10/98 - Present

                                 Trotwood Hunters Site A Corp. ++               Vice President                   10/98 - Present

                                 Dreyfus Transfer, Inc.                         Chief Financial Officer          5/98 - Present
                                 One American Express Plaza,
                                 Providence, RI 02903

                                 Dreyfus Service                                Assistant  Treasurer             3/93 - Present
                                 Organization, Inc.++

                                 Dreyfus Insurance Agency of                    Assistant Treasurer              5/98 - Present
                                 Massachusetts, Inc.++++

William T. Sandalls, Jr.         Dreyfus Transfer, Inc.                         Chairman                         2/97 - Present
Executive Vice President         One American Express Plaza,
                                 Providence, RI 02903

                                 Dreyfus Service Corporation++                  Director                         1/96 - Present
                                                                                Executive Vice President         2/97 - Present
                                                                                Chief Financial Officer          2/97-12/98

                                 Dreyfus Investment                             Director                         1/96 - Present
                                 Advisors, Inc.++                               Treasurer                        1/96 - 10/98


William T. Sandalls, Jr.         Dreyfus-Lincoln, Inc.                          Director                         12/96 - Present
Executive Vice President         4500 New Linden Hill Road                      President                        1/97 - Present
(Continued)                      Wilmington, DE 19808

                                 Seven Six Seven Agency, Inc.++                 Director                         1/96 - 10/98
                                                                                Treasurer                        10/96 - 10/98

                                 The Dreyfus Consumer                           Director                         1/96 - Present
                                 Credit Corp.++                                 Vice President                   1/96 - Present
                                                                                Treasurer                        1/97 - 10/98

                                 Dreyfus Partnership                            President                        1/97 - 6/97
                                 Management, Inc.++                             Director                         1/96 - 6/97

                                 Dreyfus Service Organization,                  Director                         1/96 - 6/97
                                 Inc.++                                         Executive Vice President         1/96 - 6/97
                                                                                Treasurer                        10/96- Present

                                 Dreyfus Insurance Agency of                    Director                         5/97 - Present
                                 Massachusetts, Inc.++++                        Treasurer                        5/97- Present
                                                                                Executive Vice President         5/97 - Present

Diane P. Durnin                  Dreyfus Service Corporation++                  Senior Vice President -          5/95 - 3/99
Vice President - Product                                                        Marketing and Advertising
Development                                                                     Division

Patrice M. Kozlowski             None
Vice President - Corporate
Communications

Mary Beth Leibig                 None
Vice President -
Human Resources

Theodore A. Schachar             Dreyfus Service Corporation++                  Vice President -Tax              10/96 - Present
Vice President - Tax
                                 Dreyfus Investment Advisors, Inc.++            Vice President - Tax             10/96 - Present

                                 Dreyfus Precious Metals, Inc. +++              Vice President - Tax             10/96 - 12/98

                                 Dreyfus Service Organization, Inc.++           Vice President - Tax             10/96 - Present

Wendy Strutt                     None
Vice President

Richard Terres                   None
Vice President

Andrew S. Wasser                 Mellon Bank Corporation+                       Vice President                   1/95 - Present
Vice-President -
Information Systems

James Bitetto                    The TruePenny Corporation++                    Secretary                        9/98 - Present
Assistant Secretary
                                 Dreyfus Service Corporation++                  Assistant Secretary              8/98 - Present

                                 Dreyfus Investment                             Assistant Secretary              7/98 - Present
                                 Advisors, Inc.++

                                 Dreyfus Service                                Assistant Secretary              7/98 - Present
                                 Organization, Inc.++

Steven F. Newman                 Dreyfus Transfer, Inc.                         Vice President                   2/97 - Present
Assistant Secretary              One American Express Plaza                     Director                         2/97 - Present
                                 Providence, RI 02903                           Secretary                        2/97 - Present

                                 Dreyfus Service                                Secretary                        7/98 - Present
                                 Organization, Inc.++                           Assistant Secretary              5/98 - 7/98



_______________________________
*    The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**   The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***  The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
+    The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++   The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++  The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.

Item 27.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

     1)     Comstock Partners Funds, Inc.
     2)     Dreyfus A Bonds Plus, Inc.
     3)     Dreyfus Appreciation Fund, Inc.
     4)     Dreyfus Asset Allocation Fund, Inc.
     5)     Dreyfus Balanced Fund, Inc.
     6)     Dreyfus BASIC GNMA Fund
     7)     Dreyfus BASIC Money Market Fund, Inc.
     8)     Dreyfus BASIC Municipal Fund, Inc.
     9)     Dreyfus BASIC U.S. Government Money Market Fund
     10)    Dreyfus California Intermediate Municipal Bond Fund
     11)    Dreyfus California Tax Exempt Bond Fund, Inc.
     12)    Dreyfus California Tax Exempt Money Market Fund
     13)    Dreyfus Cash Management
     14)    Dreyfus Cash Management Plus, Inc.
     15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
     16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
     17)    Dreyfus Florida Intermediate Municipal Bond Fund
     18)    Dreyfus Florida Municipal Money Market Fund
     19)    The Dreyfus Fund Incorporated
     20)    Dreyfus Global Bond Fund, Inc.
     21)    Dreyfus Global Growth Fund
     22)    Dreyfus GNMA Fund, Inc.
     23)    Dreyfus Government Cash Management Funds
     24)    Dreyfus Growth and Income Fund, Inc.
     25)    Dreyfus Growth and Value Funds, Inc.
     26)    Dreyfus Growth Opportunity Fund, Inc.
     27)    Dreyfus Debt and Equity Funds
     28)    Dreyfus Index Funds, Inc.
     29)    Dreyfus Institutional Money Market Fund
     30)    Dreyfus Institutional Preferred Money Market Fund
     31)    Dreyfus Institutional Short Term Treasury Fund
     32)    Dreyfus Insured Municipal Bond Fund, Inc.
     33)    Dreyfus Intermediate Municipal Bond Fund, Inc.
     34)    Dreyfus International Funds, Inc.
     35)    Dreyfus Investment Grade Bond Funds, Inc.
     36)    Dreyfus Investment Portfolios
     37)    The Dreyfus/Laurel Funds Trust
     38)    The Dreyfus/Laurel Tax-Free Municipal Funds
     39)    Dreyfus LifeTime Portfolios, Inc.
     40)    Dreyfus Liquid Assets, Inc.
     41)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
     42)    Dreyfus Massachusetts Municipal Money Market Fund
     43)    Dreyfus Massachusetts Tax Exempt Bond Fund
     44)    Dreyfus MidCap Index Fund
     45)    Dreyfus Money Market Instruments, Inc.
     46)    Dreyfus Municipal Bond Fund, Inc.
     47)    Dreyfus Municipal Cash Management Plus
     48)    Dreyfus Municipal Money Market Fund, Inc.
     49)    Dreyfus New Jersey Intermediate Municipal Bond Fund
     50)    Dreyfus New Jersey Municipal Bond Fund, Inc.
     51)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
     52)    Dreyfus New Leaders Fund, Inc.
     53)    Dreyfus New York Insured Tax Exempt Bond Fund
     54)    Dreyfus New York Municipal Cash Management
     55)    Dreyfus New York Tax Exempt Bond Fund, Inc.
     56)    Dreyfus New York Tax Exempt Intermediate Bond Fund
     57)    Dreyfus New York Tax Exempt Money Market Fund
     58)    Dreyfus U.S. Treasury Intermediate Term Fund
     59)    Dreyfus U.S. Treasury Long Term Fund
     60)    Dreyfus 100% U.S. Treasury Money Market Fund
     61)    Dreyfus U.S. Treasury Short Term Fund
     62)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
     63)    Dreyfus Pennsylvania Municipal Money Market Fund
     64)    Dreyfus Premier California Municipal Bond Fund
     65)    Dreyfus Premier Equity Funds, Inc.
     66)    Dreyfus Premier International Funds, Inc.
     67)    Dreyfus Premier GNMA Fund
     68)    Dreyfus Premier Worldwide Growth Fund, Inc.
     69)    Dreyfus Premier Municipal Bond Fund
     70)    Dreyfus Premier New York Municipal Bond Fund
     71)    Dreyfus Premier State Municipal Bond Fund
     72)    Dreyfus Premier Value Fund
     73)    Dreyfus Short-Intermediate Government Fund
     74)    Dreyfus Short-Intermediate Municipal Bond Fund
     75)    The Dreyfus Socially Responsible Growth Fund, Inc.
     76)    Dreyfus Stock Index Fund, Inc.
     77)    Dreyfus Tax Exempt Cash Management
     78)    The Dreyfus Third Century Fund, Inc.
     79)    Dreyfus Treasury Cash Management
     80)    Dreyfus Treasury Prime Cash Management
     81)    Dreyfus Variable Investment Fund
     82)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
     83)    Founders Funds, Inc.
     84)    General California Municipal Bond Fund, Inc.
     85)    General California Municipal Money Market Fund
     86)    General Government Securities Money Market Fund, Inc.
     87)    General Money Market Fund, Inc.
     88)    General Municipal Bond Fund, Inc.
     89)    General Municipal Money Market Funds, Inc.
     90)    General New York Municipal Bond Fund, Inc.
     91)    General New York Municipal Money Market Fund

(b)
                                                           Positions and
Name and principal       Positions and offices with        offices with
business address         the Distributor                   Registrant
__________________       ___________________________       _____________

Marie E. Connolly+       Director, President, Chief        President and
                         Executive Officer and Chief       Treasurer
                         Compliance Officer

Joseph F. Tower, III+    Director, Senior Vice President,  Vice President
                         Treasurer and Chief Financial     and Assistant
                         Officer                           Treasurer

Mary A. Nelson+          Vice President                    Vice President
                                                           and Assistant
                                                           Treasurer

Jean M. O'Leary+         Assistant Vice President,         None
                         Assistant Secretary and
                         Assistant Clerk

William J. Nutt+         Chairman of the Board             None

Stephanie D. Pierce++    Vice President                    Vice President,
                                                           Assistant Secretary
                                                           and Assistant
                                                           Treasurer

Patrick W. McKeon+       Vice President                    None

Joseph A. Vignone+       Vice President                    None


________________________________
 + Principal business address is 60 State Street, Boston, Massachusetts 02109. ++ Principal business address is 200 Park Avenue, New York, New York 10166.

Item 28.   Location of Accounts and Records
_______        ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Mellon Bank, N.A.
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 29.   Management Services
_______    ___________________

           Not Applicable

Item 30.   Undertakings
_______    ____________

           None



                            SIGNATURES
                            __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 21st day of May, 1999.

                    The Dreyfus/Laurel Funds, Inc.

                    BY:  /s/Marie E. Connolly*
                    ______________________________
                    MARIE E. CONNOLLY, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signatures                              Title              Date
________________________      ______________________________    _________

/s/Marie E. Connolly*              President, Treasurer         05/21/99
---------------------------
Marie E. Connolly

/s/Joseph S. DiMartino*            Trustee                      05/21/99
---------------------------
Joseph S. DiMartino

/s/James M. Fitzgibbons*           Trustee                      05/21/99
---------------------------
James M. Fitzgibbons

/s/J. Tomlinson Fort*              Trustee                      05/21/99
---------------------------
J. Tomlinson Fort

/s/Arthur L. Goeschel*             Trustee                      05/21/99
---------------------------
Arthur L. Goeschel

/s/Kenneth A. Himmel*              Trustee                      05/21/99
---------------------------
Kenneth A. Himmel

/s/Stephen J. Lockwood*            Trustee                      05/21/99
---------------------------
Stephen J. Lockwood

/s/John Sciullo*                   Trustee                      05/21/99
---------------------------
John Sciullo

/s/Roslyn M. Watson*               Trustee                      05/21/99
---------------------------
Roslyn M. Watson

/s/Benaree Pratt Wiley*            Trustee                      05/21/99
---------------------------
Benaree Pratt Wiley



*By: /s/Stephanie D. Pierce
     -----------------------
     Stephanie D. Pierce
     Attorney-in-Fact